UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2012 (May 18, 2012)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

601 W. Main Ave., Suite 1012

Spokane, WA  99201

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

See discussion in Item 2.03, which is incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation

On May 18, 2012, Daybreak Oil and Gas, Inc., a Washington corporation (the “Company”), entered into a Loan Agreement (the “Loan Agreement”) with Luberski, Inc., a California corporation, as lender (the “Lender”), and RTG Steel Company, LLC, an Arizona limited liability company, as co-borrower (“RTG”).

Pursuant to the Loan Agreement, the Company and RTG together borrowed a principal amount of $1,500,000.00.  The Company received $719,061.97 and the remainder of the loan proceeds were paid to RTG. The loan bears interest at a rate of 5% per month, has a term of 120 days, and may be prepaid at any time in part or in full without premium or penalty. The loan also calls for a minimum interest payment of $150,000.00. The co-borrowers’ failure to repay the principal at maturity will constitute an event of default.

The loan proceeds received by the Company were used to repay in full, effective May 22, 2012, all amounts outstanding and owed to Well Works, LLC, a Utah limited liability company, pursuant to the Secured Convertible Promissory Note between the Company and Well Works entered into on September 17, 2010, as modified from time to time (the “Well Works Payoff”), and to pay fees and expenses incurred in connection with the loan. In connection with the Well Works Payoff, the security interest granted by the Company in favor of Well Works in the Company's Kern County, California leases was terminated.

The loan is a joint and several obligation of the Company and RTG, and is secured by the Company's currently producing leases in Kern County, California, pursuant to a Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, executed on May 18, 2012 (the “Mortgage”), by the Company in favor of the Lender on the Company’s currently producing leases in Kern County, California, and certain personal property of RTG. Pursuant to the Loan Agreement, RTG has also agreed to (a) apply 50% of certain accounts receivable payments as prepayments on the loan, (b) pay the Lender a 15% royalty on certain of its net profits, and (c) provide a personal unconditional guarantee of the loan by RTG’s sole managing member.

In connection with the loan, the Company also entered into a corresponding Promissory Note and a Borrower Sharing Agreement between the co-borrowers, which sets forth the respective rights and obligations of the co-borrowers with respect to the loan. The Borrower Sharing Agreement also provides that RTG shall be solely responsible for making the monthly interest payments on the loan so long as it has not prepaid its share of the loan principal and provides that if either borrower fails to meet its payment obligations, the other borrower may opt to pay the full amount due and the non-paying borrower shall reimburse the borrower its share plus a penalty of 10% on the amount paid on its behalf.

The foregoing descriptions of the Loan Agreement and related agreements and the transactions contemplated thereby are qualified in their entirety by the full text of the documents attached hereto as exhibits and incorporated by reference in this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Number

Exhibit

10.1*

Loan Agreement dated as of May 18, 2012, by and among Daybreak Oil and Gas, Inc. and RTG Steel Company, LLC, as borrowers, and Luberski, Inc., as lender

10.2*

Promissory Note dated as of May 18, 2012, by and among Daybreak Oil and Gas, Inc. and RTG Steel Company, LLC in favor of Luberski, Inc., as lender

10.3*

Borrower Sharing Agreement dated as of May 18, 2012, between Daybreak Oil and Gas, Inc. and RTG Steel Company, LLC

10.4*

Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 18, 2012, executed by Daybreak Oil and Gas, Inc., in favor of Luberski, Inc.

*

Filed herewith.

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: May 23, 2012

EXHIBIT INDEX

Number

Exhibit

10.1*

Loan Agreement dated as of May 18, 2012, by and among Daybreak Oil and Gas, Inc. and RTG Steel Company, LLC, as borrowers, and Luberski, Inc., as lender

10.2*

Promissory Note dated as of May 18, 2012, by and among Daybreak Oil and Gas, Inc. and RTG Steel Company, LLC in favor of Luberski, Inc., as lender

10.3*

Borrower Sharing Agreement dated as of May 18, 2012, between Daybreak Oil and Gas, Inc. and RTG Steel Company, LLC

10.4*

Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of May 18, 2012, executed by Daybreak Oil and Gas, Inc., in favor of Luberski, Inc.

*

Filed herewith.